Danimer Scientific Provides Additional Information for Investors

BAINBRIDGE, GA – May 10, 2021 – Danimer Scientific (NYSE: DNMR) (“Danimer” or the “Company”), a leading next generation bioplastics company focused on the development and production of biodegradable materials, today provided additional information to help investors better understand its business in light of unfortunate misconceptions, falsehoods and speculation that have been circulating about the Company.

Stephen E. Croskrey, Chief Executive Officer of Danimer Scientific, said, “As a result of our longstanding efforts to develop and commercialize the next generation of biodegradable materials, Danimer Scientific is now at the forefront of the bioplastics industry as a premium biopolymer supplier. As a newly public company, we recognize that we have an opportunity to provide further clarity around our business and technology. In addition to the detail below, we are committed to addressing the topics that are important to investors, including on our upcoming earnings conference call and in ongoing investor engagement going forward. We remain squarely focused on building our business and executing on our strategy.”

John Amboian, Lead Independent Director, added, “Danimer’s Board of Directors has great confidence in the Company, its strategy to drive long-term value for shareholders and customers, and its proven, talented management team. Danimer is well-positioned for long-term growth through helping brands and consumers solve the global plastic waste crisis as a leading provider of biodegradable replacements for traditional plastics.”

Product Biodegradability. We have been a leader in the field of bioplastic biodegradability for more than 15 years. Danimer holds more than 150 granted patents and pending patent applications in more than 20 countries and works with some of the world’s largest consumer brands on our shared goal of addressing the global plastics waste crisis. Statements on the biodegradability of our products are backed by rigorous research, international testing standards and third-party certifications. Our Nodax® material is 100% bio-based and possesses six certifications from TUV AUSTRIA, a globally recognized authority: OK compost INDUSTRIAL; OK compost Home; OK biodegradable SOIL; OK biodegradable Water; OK biodegradable MARINE; and OK biobased. Our customers, including global consumer brands and suppliers, have partnered with us because of our scientific and technical expertise and our core competence in developing unique, customized polyhydroxyalkanoate (“PHA”) applications to meet their needs. They conduct their own independent testing and have expressed confidence that Danimer’s Nodax® provides a biodegradable, scalable, highly effective way to significantly reduce plastic pollution.

Environmental Regulation and Reporting. We are regulated according to specific requirements in each of the states where we operate, and we take our reporting and permitting responsibilities very seriously. Specific to environmental reporting in Kentucky, we report certain production figures of material in process in semi-annual state regulatory reports. This material does not yet include all component ingredients that make up finished product that we sell to customers. Those production figures are intended solely to measure the related emissions of specific processes that take place in our facility in Kentucky and vary significantly from finished product volumes. In 2020, we made changes to the way we reported our materials in process volumes as a result of discussions with the state of Kentucky.

Average Sales Price. We calculate our average sales price (“ASP”) based on our actual sales of both PHA and PLA finished products to our customers; as such, production figures in regulatory reports representing material in process are irrelevant to our ASP. In addition, our pricing takes into account the formulation and process of developing finished product for our customers depending on the application and its specifications, and is often impacted by customer and product mix. For reference, as previously disclosed, ASP for 2020 was over $2.70 per pound, which included an average price of over $2.75 per pound in Q4 2020. For Q1 2021, our ASP increased to over $2.85 per pound.

Production and Capacity. We have manufacturing capacity at both our Georgia and Kentucky facilities. In Kentucky, where we produce PHA-based resins, we completed the first of a two-phase expansion, adding 20 million pounds of finished product nameplate production capacity with fermentation runs starting in January 2020 and downstream processing and extrusion starting in March 2020. In Q1 2021, our PHA production in Kentucky was over 50% of capacity and we continue to expect to be at 100% of nameplate capacity by the end of the year. Phase II construction commenced in December 2020 and is expected to come online in Q2 2022 to begin ramping up to an additional 45 million pounds of finished product nameplate capacity. The completion of both phases is expected to bring our total nameplate PHA capacity up to 65 million pounds of finished product per year.

In Georgia, where our operations currently focus on the production of PLA-based resins, our total production capacity is 100 million pounds, depending on the mix and type of product. Over time, we have leased facilities surrounding our Bainbridge headquarters to accommodate Company growth and varying production needs. Prior to and during the ramp-up in production in Kentucky, some other processes were taking place in our PHA pilot plant in Bainbridge, but have now shifted to Kentucky as our PHA pilot plant has transitioned back to research and development.

Forecasting Our Production Capacity. As previously disclosed, our current plans are to expand nameplate production capacity to 315 million finished pounds annually, including our future Greenfield project. These plans have evolved over time to meet forecasted demand from our customers. We expect our Kentucky Phase I and II capacity to be fully sold out through 2025 based on signed and pending contracts. Looking ahead, we expect to grow our longer-term capacity, including with our Greenfield facility, in tandem with customer demand.

Market Demand and Our Customers. Our proprietary technology is helping companies pursue their corporate sustainability strategies and position them to achieve their ESG commitments. Our customers have expressed confidence in our ability to create innovative solutions to reduce plastic waste and enable the shift to a circular economy. As previously disclosed, during the first quarter of 2021, we entered into a two-year partnership with Mars to develop biodegradable packaging as part of its supply chain. In October 2020, we entered an agreement with Bacardi to make a biodegradable spirits bottle and in December 2018, we entered an agreement with Nestlé to develop biodegradable bottles. In addition, PepsiCo remains a committed, long-term partner; we are working closely together to develop biodegradable film resins that meet the sustainable flexible-packaging requirements of this global food and beverage giant. We are also working with partners, including WinCup, Eagle Beverages, Columbia Packaging Group and UrthPact, to provide biodegradable straws and other products to their global customers, including Dunkin’ (serviced by WinCup). We have only scratched the surface of an immense potential opportunity and expect demand to continue to outpace production capacity and supply as more companies look to us for bio-based consumer packaging solutions.

Waste Processing and Recycling. The infrastructure for processing waste, recycling materials and composting items on an industrial scale varies between different countries, which is why Danimer developed its PHA to reliably degrade in a variety of environments at the end of its lifecycle. If an area does not have industrial composting facilities, PHA can also biodegrade in municipal solid waste landfills, including “wet” landfills with gas/energy (“LFGE”) projects to capture methane from decomposing food waste. Some landfills are eventually sealed, which stops biodegradation of all materials. In those cases, PHA is sequestered into the ground as a renewable source of carbon. Additionally, the Ellen MacArthur Foundation estimates that 32% of the world’s plastic is finding its way into nature. In nature, PHA will biodegrade in the presence of bacteria. Fossil fuel-based plastics, however, do not biodegrade in any environment.

Leadership Team. Danimer’s Board and management team include experienced scientists and business leaders who have made important contributions to the Company and this industry. We have also hired highly experienced leaders in engineering, manufacturing, technology development and finance to support our growth initiatives. Recent attempts to discredit the backgrounds and integrity of members of our executive team are not based in fact and are completely unwarranted.

Upcoming Earnings Announcement

As previously announced, Danimer will release its first quarter 2021 financial results after the market closes on Monday, May 17, 2021. A webcast and conference call will be held that same day at 5:00 p.m. Eastern Time to review the Company’s first quarter results, discuss the Company’s operations and business development activities, and conduct a question-and-answer session.

The live webcast of the conference call can be accessed on the Investor Relations section of the Company’s website at https://ir.danimerscientific.com. For those unable to access the webcast, the conference call will be accessible domestically or internationally, by dialing 1-855-327-6837 or 1-631-891-4304, respectively. Upon dialing in, please request to join the Danimer Scientific First Quarter 2021 Earnings Conference Call. The archived webcast will be available for replay on the Company's website after the call.

About Danimer Scientific

Danimer is a pioneer in creating more sustainable, more natural ways to make plastic products. For more than a decade, its renewable and sustainable biopolymers have helped create plastic products that are biodegradable and compostable and return to nature instead of polluting our lands and waters. Danimer’s technology can be found in a vast array of plastic end products that people use every day. Applications for its biopolymers include additives, aqueous coatings, fibers, filaments, films and injection-molded articles, among others. Danimer now holds more than 150 granted patents and pending patent applications in more than 20 countries for a range of manufacturing processes and biopolymer formulations. For more information, visit www.DanimerScientific.com.

Forward‐Looking Statements

Please note that in this press release we may use words such as “appears,” “anticipates,” “believes,” “plans,” “expects,” “intends,” “future,” and similar expressions which constitute forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements, including statements regarding the expected impact of the restatement of the Company’s financial statements on our 2020 financial results, are made based on our expectations and beliefs concerning future events impacting the Company and therefore involve a number of risks and uncertainties. We caution that forward-looking statements are not guarantees and that actual results could differ materially from those expressed or implied in the forward-looking statements. Potential risks and uncertainties that could cause the actual results of operations or financial condition of the Company to differ materially from those expressed or implied by forward-looking statements in this press release include, but are not limited to, the completion of the audit of the Company’s restated financial statements, the overall level of consumer demand on our products; general economic conditions and other factors affecting consumer confidence, preferences, and behavior; disruption and volatility in the global currency, capital, and credit markets; the financial strength of the Company's customers; the Company's ability to implement its business strategy, including, but not limited to, its ability to expand its production facilities and plants to meet customer demand for its products and the timing thereof; risks relating to the uncertainty of the projected financial information with respect to the Company; the ability of the Company to execute and integrate acquisitions; changes in governmental regulation, legislation or public opinion relating to our products; the Company’s exposure to product liability or product warranty claims and other loss contingencies; disruptions and other impacts to the Company’s business, as a result of the COVID-19 global pandemic and government actions and restrictive measures implemented in response; stability of the Company’s manufacturing facilities and suppliers, as well as consumer demand for our products, in light of disease epidemics and health-related concerns such as the COVID-19 global pandemic; the impact that global climate change trends may have on the Company and its suppliers and customers; the Company's ability to protect patents, trademarks and other intellectual property rights; any breaches of, or interruptions in, our information systems; the ability of our information technology systems or information security systems to operate effectively, including as a result of security breaches, viruses, hackers, malware, natural disasters, vendor business interruptions or other causes; our ability to properly maintain, protect, repair or upgrade our information technology systems or information security systems, or problems with our transitioning to upgraded or replacement systems; the impact of adverse publicity about the Company and/or its brands, including without limitation, through social media or in connection with brand damaging events and/or public perception; fluctuations in the price, availability and quality of raw materials and contracted products as well as foreign currency fluctuations; our ability to utilize potential net operating loss carryforwards; and changes in tax laws and liabilities, tariffs, legal, regulatory, political and economic risks. More information on potential factors that could affect the Company's financial results is included from time to time in the Company's public reports filed with the Securities and Exchange Commission, including the Company's Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K. All forward-looking statements included in this press release are based upon information available to the Company as of the date of this press release, and speak only as of the date hereof. We assume no obligation to update any forward-looking statements to reflect events or circumstances after the date of this press release.

Contacts:

Investors

ir@danimer.com

Phone: 229-220-1103

Media

Anthony Popiel

apopiel@daltonagency.com

Phone: 404-876-1309